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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): November 17, 2005

                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)

              Canada                 001-15503                  N/A
 (State or Other Jurisdiction of    (Commission           (I.R.S. Employer
          Incorporation) No.)       File Number)           Identification

     495 March Road, Suite 300, Ottawa, Ontario, Canada            K2K-3G1
          (Address of Principal Executive Offices)               (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      On November 17, 2005 Mr. Cholo Manso and Mr. Matthew Ebbs resigned as members of the Board of Directors of Workstream Inc. In connection with these resignations, the Board of Directors of Workstream appointed Mr. John Oltman and Mr. Mitch Tuchman to fill the vacancies resulting from the resignations of Messrs. Manso and Ebbs, to serve until the shareholder vote that will take place at the next shareholder's Annual General Meeting to be held in the fall of 2006. Messrs. Oltman and Tuchman will also serve as members of the Audit Committee of the Board of Directors.

      Mr. Oltman is the Chief Executive Officer and Chairman of Seurat Company, a provider of solutions and services that assist companies to more effectively target, acquire and retain customers through creative marketing strategies. Prior to joining Seurat, he was the Chairman and Chief Executive Officer of SHL Systemhouse, a provider of client/server systems integration and technology-outsourcing services. Prior to his tenure at SHL Systemhouse, Mr. Oltman held numerous positions as a senior partner with Accenture, including managing the firm's global systems integration and outsourcing business. During recent years, Mr. Oltman has been an advisor, board member, investor and active participant in the operations of leading technology companies including Exult, Inc, Lante, and Evolve Software Technologies. Mr. Oltman received a B.S. degree from the University of Illinois and an M.B.A. degree from Northwestern University's Kellogg School of Management.

      Since January 2001, Mr. Tuchman has served as a consultant and sub-advisor to Apex Capital, LLC, a hedge fund based in Orinda, California, where he has advised on the firm's technology micro-cap and special situations portfolio that ranges from $30 million to $200 million. In 2000, Mr. Tuchman co-founded and remains General Partner of Net Market Partners, LP, a venture fund specializing in B2B e-commerce investments. From 1998 to 2000, Mr. Tuchman ran an incubator that assisted venture-backed Internet companies to optimize their business models, develop strategies, consummate key strategic partnerships and raise capital. Mr. Tuchman earned a MBA from Harvard and BSBA from Boston University, graduating with honors and distinction.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.


Dated:    November 17, 2005             By: /s/ Michael Mullarkey
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                                        Name:   Michael Mullarkey
                                        Title:  Chief Executive Officer